Exhibit 99.1

EXECUTION VERSION

The Bank of New York Mellon Corporation

$500,100,000 Senior Notes due 2017

Securities Purchase and Registration Rights Agreement

May 10, 2012

To the Purchasers

named in Schedule B hereto

Ladies and Gentlemen:

The Bank of New York Mellon Corporation, a Delaware corporation (the “Company”), proposes to issue and sell to the purchasers named in Schedule B hereto (the “Purchasers”) $500,100,000 aggregate principal amount of Senior Notes due 2017 of the Company (the “Senior Notes”). The Senior Notes are to be issued under the indenture identified in Schedule A hereto (the “Senior Notes Indenture”), with Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company) as the trustee (the “Senior Notes Trustee”).

1. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to issue and sell to each Purchaser, and each Purchaser agrees, severally and not jointly, to purchase from the Company, the principal amount of the Senior Notes set forth opposite such Purchaser’s name in Schedule B hereto in exchange for receipt from such Purchaser of the principal amount of Remarketable 6.044% Junior Subordinated Notes due 2043 of the Company (the “Junior Notes”) set forth opposite such Purchaser’s name in Schedule B hereto. The Junior Notes were issued pursuant to the Junior Subordinated Indenture, dated as of December 3, 1996 (the “Junior Notes Base Indenture”), between Mellon Bank Corporation, as Issuer, and The Chase Manhattan Bank, as Trustee (in such capacity, and including any successor-in-interest, the “Junior Notes Indenture Trustee”), as supplemented by a Supplemental Indenture, dated as of June 19, 2007 (the “Second Junior Notes Supplemental Indenture”), among Mellon Financial Corporation, as Issuer, The Bank of New York, as Junior Notes Indenture Trustee, and Manufacturers and Traders Trust Company, as Series Trustee (in such capacity, and including any successor-in-interest, the “Junior Notes Series Trustee”). Pursuant to the Third Supplemental Indenture, dated as of June 29, 2007, among Mellon Financial Corporation, as Issuer, the Company, as Successor Issuer, the Junior Notes Indenture Trustee, U.S. Bank National Association and the Junior Notes Series Trustee, the Company assumed the obligations of Mellon Financial Corporation under the Junior Notes Base Indenture, the Second Junior Notes Supplemental Indenture and the Junior Notes. Each Purchaser represents and warrants to the Company that it is an accredited investor as defined in Regulation D under the Securities Act of 1933, as amended (the “Act”).

The Company understands that each Purchaser may retain or sell the Senior Notes from time to time in its absolute discretion. If a Purchaser provides a written notice in the form set forth in Schedule C hereto that such Purchaser proposes to make a public offering of the Senior Notes (a “Public Offer Notice”), then the provisions set forth in Annex A to Schedule C shall apply with respect to such Purchaser. Each Purchaser represents and warrants to, and agrees with, the Company that any sale or other disposition of the Senior Notes shall be made only pursuant to an effective registration statement under the Act, as contemplated by the provisions set forth in Annex A to Schedule C.

2. Delivery and Payment. Delivery of, and payment for, the Senior Notes shall be made at the office, on the date and at the time specified in Schedule A hereto (such date and time of delivery and payment for the Senior Notes being herein called the “Closing Date”). Payment for the Senior Notes to be purchased on the Closing Date shall be made by the Purchasers’ tender of the Junior Notes to the Company. Delivery of the Senior Notes to be purchased on the Closing Date shall be made to the Purchasers, with any transfer taxes payable in connection with the sale of such Senior Notes to the Purchasers duly paid by the Company, against delivery by the Purchasers of the Junior Notes. Delivery of the Senior Notes will be made through the facilities of The Depository Trust Company (“DTC”) unless the Purchasers shall otherwise instruct.

3. Representations and Warranties. The Company represents and warrants to, and agrees with, each Purchaser that:

(a) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

(b) The Senior Notes Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act of 1939 and (assuming the Senior Notes Indenture has been duly authorized, executed and delivered by the Senior Notes Trustee) constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles (the “Enforceability Exceptions”).

(c) The Senior Notes have been duly authorized by the Company for issuance and sale pursuant to this Securities Purchase and Registration Rights Agreement (the “Senior Notes Purchase Agreement”) and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and of the Senior Notes Indenture against delivery of the Junior Notes as provided in this Senior Notes Purchase Agreement, the Senior Notes will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Senior Notes Indenture, subject to the Enforceability Exceptions.

(d) This Senior Notes Purchase Agreement has been duly authorized, executed and delivered by the Company.

(e) The execution and delivery of this Senior Notes Purchase Agreement, the issue and sale of the Senior Notes and the compliance by the Company with all of the provisions of the Senior Notes, the Senior Notes Indenture and this Senior Notes Purchase Agreement and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of any indenture, contract, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is subject, except as would not result in a material adverse change in the financial condition, shareholders’ equity or results of operations of the Company and its subsidiaries considered as one enterprise or adversely affect the compliance by the Company with its obligations under this Senior Notes Purchase Agreement, the Senior Notes Indenture or the Senior Notes or the validity of the Senior Notes (a “Material Adverse Change”), nor will such action violate (i) the Company’s Restated Certificate of Incorporation or the Amended and Restated By-Laws, as amended, or (ii) except as would not result in a Material Adverse Change, any statute or any order, rule or regulation of any

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court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of its properties. No consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body is required for the issue and sale of the Senior Notes or the consummation of the other transactions contemplated by this Senior Notes Purchase Agreement or the Senior Notes Indenture, except as may be required under the Act, the Exchange Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase of the Senior Notes by the purchasers.

4. Agreements. The Company agrees with each Purchaser that:

(a) The Company will pay all expenses incident to the performance of its obligations under this Senior Notes Purchase Agreement, which, for the avoidance of doubt, shall not include fees of any counsel to the Purchasers.

(b) The Company will cooperate with the Purchasers and use all commercially reasonable efforts to permit the Senior Notes to be eligible for clearance and settlement through DTC, including its direct and indirect participants, the Euroclear System and Clearstream Banking S.A., as applicable.

5. Conditions to the Obligations of the Purchasers. The obligations of the Purchasers to purchase the Senior Notes shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) The Company shall have furnished to the Purchasers the opinion of Arlie R. Nogay, Chief Securities Counsel for the Company, dated the Closing Date, in the form attached hereto as Exhibit A.

(b) The Purchasers shall have received from their counsel such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Senior Notes, the Senior Notes Indenture and other related matters as the Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents as it requests for the purpose of enabling it to pass upon such matters.

(c) The Company shall have furnished to the Purchasers a certificate of the Company, signed by any Senior Vice President or Executive Vice President of the Company, dated the Closing Date, in the form attached hereto as Exhibit B.

(d) At or prior to the Closing Date, the Purchasers shall be in possession of the Junior Notes.

If (i) any of the conditions specified in this Section 5 shall not have been fulfilled when and as provided in this Senior Notes Purchase Agreement, or (ii) any of the opinions and certificates mentioned above or elsewhere in this Senior Notes Purchase Agreement shall not be reasonably satisfactory in form and substance to the Purchasers and its counsel, this Senior Notes Purchase Agreement and all obligations of the Purchasers hereunder may be cancelled on, or at any time prior to, the Closing Date by the Purchasers. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

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6. Reimbursement of Purchasers’ Expenses. If the sale of the Senior Notes provided for herein is not consummated because any condition to the obligations of the Purchasers set forth in Section 5 hereof is not satisfied, or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will reimburse the Purchasers upon demand for all out-of-pocket expenses (including, without limitation, reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Senior Notes.

7. Representations and Agreements to Survive. The respective agreements, representations, warranties and other statements of the Company or its officers set forth in or made pursuant to this Senior Notes Purchase Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Purchasers or any of its officers, directors or controlling persons, and will survive delivery of and payment for the Senior Notes.

8. Notices. Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by facsimile or electronic mail and confirmed to the recipient, and any such notice shall be effective when received: if sent to the Purchasers, at the address specified in Schedule A hereto; or if sent to the Company, at One Wall Street, New York, New York, 10286, Attention: Treasurer, Facsimile: (212) 459-1019, E-mail: Scott.Freidenrich@BNYMellon.com.

9. Successors. This Senior Notes Purchase Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, and no other person will have any right or obligation hereunder.

10. No Fiduciary Duty. The Company acknowledges and agrees that (a) the purchase and sale of the Senior Notes pursuant to this Senior Notes Purchase Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Purchasers and any affiliate through which any Purchaser may be acting, on the other, (b) in connection therewith and with the process leading to such transaction each Purchaser is acting solely as principal and not as agent or fiduciary of the Company, (c) no Purchaser has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether such Purchaser has advised or are currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Senior Notes Purchase Agreement, (d) the Purchasers may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Company has consulted its own legal and financial advisors to the extent it has deemed appropriate. The Company agrees that it will not claim that the Purchasers have rendered advisory services of any nature or respect, or owe a fiduciary or similar duty to the Company, in connection with such transactions or the process leading thereto.

11. Integration. This Senior Notes Purchase Agreement supersedes all prior agreements and understandings (whether written or oral) among the Company and the Purchasers, or any of them, with respect to the subject matter hereof.

12. Applicable Law. This Senior Notes Purchase Agreement will be governed by and construed in accordance with the laws of the State of New York.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Purchasers.

Very truly yours,

THE BANK OF NEW YORK MELLON CORPORATION

By:	/s/ Scott Freidenrich
Name: Scott Freidenrich
Title: Treasurer and Executive Vice President

The foregoing Senior Notes Purchase Agreement is hereby confirmed and accepted.

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Sharon Harrison
Name: Sharon Harrison
Title: Director

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Tom Criqui
Name: Tom Criqui
Title: Director, Financial Institutions Syndicate

By:	/s/ Jeanmarie Genirs
Name: Jeanmarie Genirs
Title: Managing Director, Debt Syndicate

J.P. MORGAN SECURITIES LLC

By:	/s/ Stephen L. Sheiner
Name: Stephen L. Sheiner
Title: Executive Director

[Signature Page to Securities Purchase and Registration Rights Agreement]

SCHEDULE A

Securities Purchase and Registration Rights Agreement dated May 10, 2012

Senior Notes Indenture:	Indenture dated as of July 18, 1991 between The Bank of New York Mellon Corporation and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee, as supplemented by a Supplemental Indenture dated as of June 29, 2007.

Title, Purchase Price and Description of the Senior Notes:

Title:	Senior Notes due 2017

Principal Amount:	$500,100,000

Interest Rate:	6.044% per annum from and including December 20, 2011 to but excluding May 21, 2012; 1.969% per annum thereafter

Interest Payment Dates:	June 20 and December 20, commencing June 20, 2012, and at maturity

Interest will accrue on the Senior Notes from and including December 20, 2011 at the applicable Interest Rate set forth above

Maturity: June 20, 2017

Denominations:	Beneficial interests in the Senior Notes will be held in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof

Sinking fund provisions: None

Redemption provisions: None

Provisions regarding repayment at the option of Holders: None

Closing Date, Time and Location:	10:00 A.M., New York City Time, May 21, 2012, at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York NY 10006.

Sch. A-1

SCHEDULE B

Senior Notes

Purchaser	Principal Amount

Credit Suisse Securities (USA) LLC	$300,060,000
Deutsche Bank Securities Inc.	100,020,000
J.P. Morgan Securities LLC.	100,020,000

Total	$500,100,000

Junior Subordinated Notes

Purchaser	Principal Amount

Credit Suisse Securities (USA) LLC	$300,060,000
Deutsche Bank Securities Inc.	100,020,000
J.P. Morgan Securities LLC.	100,020,000

Total	$500,100,000

Sch. B-1

SCHEDULE C

FORM OF PUBLIC OFFER NOTICE

Public Offer Notice

                , 2012

The Bank of New York Mellon Corporation

One Wall Street

New York, New York, 10286

Attention: Treasurer

Re	Senior Notes due 2017

To Whom it may Concern:

Reference is made to the Securities Purchase and Registration Rights Agreement, dated May 10, 2012 (the “Senior Notes Purchase Agreement”), among The Bank of New York Mellon Corporation (the “Company”), Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC.

This notice by the undersigned (the “Selling Securityholder”) constitutes a Public Offer Notice in accordance with Section 1 of the Senior Notes Purchase Agreement. The Selling Securityholder intends to make a public offering of the Senior Notes as soon after the execution hereof as in the judgment of the Selling Securityholder is advisable, and initially offer the Senior Notes on the terms set forth in the Pricing Prospectus and the Prospectus (each as defined in Annex A hereto). In accordance with Section 1 of the Senior Notes Purchase Agreement, the provisions of Annex A hereto shall apply to such public offering of the Senior Notes. For the purposes of this notice, including Annex A hereto, the “Applicable Time” shall be     :    [A.M.][P.M.], New York City time,                 , 20    , the “Resale Closing Date” shall be 10:00 A.M., New York City Time,                 , 20    , and all deliveries required to be made on the Resale Closing Date shall be made at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York NY 10006.

Very truly yours,

By
Name:
Title:

Sch. C-1

Annex A

Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed thereto in the Senior Notes Purchase Agreement.

1. Representations and Warranties. The Company represents and warrants to, and agrees with the Selling Securityholder that:

(a) An “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (the “Act”) on Form S-3 (File Nos. 333-167832, 333-167832-01, 333-167832-02, 333-167832-03, 333-167832-04 and 333-167832-05) in respect of the Senior Notes has been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date of the Public Offering Notice. Such registration statement, and any post-effective amendment thereto, became effective on filing. No stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission, and any request on the part of the Commission for additional information with respect to such registration statement has been complied with, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company. The Senior Notes Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of the Public Offer Notice, is hereinafter called the “Basic Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Senior Notes filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto but excluding any Form T-1 and including any prospectus supplement relating to the Senior Notes that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time (as that term is defined in the Public Offer Notice), is hereinafter called the “Pricing Prospectus”; the Pricing Prospectus, together with the final term sheet prepared and filed pursuant to Section 2(i) hereof, is hereinafter called the “Pricing Disclosure Package”; the form of the final prospectus relating to the Senior Notes filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 2(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Senior Notes filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus, or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and

An. A-1

any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Senior Notes is hereinafter called an “Issuer Free Writing Prospectus”.

(b) No order of the Commission preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been received by the Company, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Selling Securityholder expressly for use therein.

(c) The Pricing Disclosure Package, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus does not conflict with the information contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus, and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Selling Securityholder expressly for use therein.

(d) The documents incorporated by reference in the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Selling Securityholder expressly for use therein.

(e) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act, the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, in the case of the Registration Statement, as of the applicable effective date as to each part of the Registration Statement, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and in the case of the Prospectus, as of the applicable filing date, contain an untrue statement of a material fact or omit

An. A-2

to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Selling Securityholder expressly for use therein.

(f) (A) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Senior Notes in reliance on the exemption of Rule 163 under the Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (B) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Senior Notes, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act.

(g) The resale of the Senior Notes as contemplated by the Senior Notes Purchase Agreement and the compliance by the Company with all of the provisions of, and the consummation of the transactions contemplated in, the Securities Purchase and Registration Rights Agreement with respect to such resale will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of any indenture, contract, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is subject, except as would not result in a Material Adverse Change, nor will such action violate (i) the Company’s Restated Certificate of Incorporation or the Amended and Restated By-Laws, as amended, or (ii) expect as would not result in a Material Adverse Change, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of its properties. No consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body is required for the resale of the Senior Notes, except as may be required under the Act, the Exchange Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the resale of the Senior Notes by the purchasers.

(h) The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Prospectus and the Pricing Disclosure Package fairly presents the information called for in all material respects and has been prepared in all material respects in accordance with the Commission’s rules and guidelines applicable thereto.

2. Agreements. The Company agrees with the Selling Securityholder:

(a) To prepare the Prospectus in a form approved by the Selling Securityholder and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second SEC business day following the delivery of the Public Offer Notice; to make no further amendment or any supplement to the Registration Statement, the Basic Prospectus or the Prospectus prior to the Resale Closing Date which shall be reasonably

An. A-3

disapproved by the Selling Securityholder promptly after reasonable notice thereof; to advise the Selling Securityholder, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed; to file promptly all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Senior Notes; to advise the Selling Securityholder, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus, the Prospectus or other prospectus in respect of the Senior Notes, of any notice of objection of the Commission to the use of the Registration Statement or any posteffective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of the Senior Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus, the Prospectus or other prospectus or suspending any such qualification, to promptly use its reasonable best efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such steps including, without limitation, amending the Registration Statement or filing a new registration statement, at its own expense, as may be necessary to permit offers and sales of the Senior Notes by the Selling Securityholder (references herein to the Registration Statement shall include any such amendment or new registration statement).

(b) If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by the Selling Securityholder and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be reasonably disapproved by the Selling Securityholder promptly after reasonable notice thereof.

(c) If by the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Senior Notes remain unsold by the Selling Securityholder, to file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Senior Notes, in a form satisfactory to the Selling Securityholder. If at the Renewal Deadline the Company is no longer eligible to file an automatic shelf registration statement, the Company shall, if it has not already done so, file a new shelf registration statement relating to the Senior Notes, in a form satisfactory to the Selling Securityholder and shall use its reasonable best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company shall take all other action necessary or appropriate to permit the resale of the Senior Notes to continue as contemplated in the expired registration statement relating to the Senior Notes. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

(d) Promptly from time to time to take such action as the Selling Securityholder may reasonably request to qualify the Senior Notes for offering and sale under the securities laws of such jurisdictions as the Selling Securityholder may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long

An. A-4

as may be necessary to complete the distribution of the Senior Notes, provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

(e) Prior to 10:00 a.m., New York City time, on the business day next succeeding the date of the Public Offer Notice and from time to time, to furnish the Selling Securityholder with written and electronic copies of the Prospectus in New York City in such quantities as the Selling Securityholder may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Senior Notes and if at any such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Selling Securityholder and to file such document and to prepare and furnish to the Selling Securityholder and to any dealer in the Senior Notes as many written and electronic copies as the Selling Securityholder may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, (i) if such untrue statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by the Selling Securityholder expressly for use therein, at the expense of the Selling Securityholder, and (ii) in other cases, without charge to the Selling Securityholder; and in case the Selling Securityholder is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Senior Notes at any time nine months or more after the time of issue of the Prospectus, upon the Selling Securityholder’s request but at the expense of the Selling Securityholder, to prepare and deliver to the Selling Securityholder as many written and electronic copies as the Selling Securityholder may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act.

(f) To make generally available to its securityholders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158 under the Act).

(g) Until the business day following the Resale Closing Date or such earlier time as the Selling Securityholder may notify the Company, not to, without the consent of the Selling Securityholder, offer or sell, or announce the offering of, any debt securities that are substantially similar to the Senior Notes (other than commercial paper) and are covered by the Registration Statement or any other registration statement filed under the Act, except that the Company may engage in any activity described in this Section 2(g) if and to the extent required by applicable law or by any notice, order or regulation of any regulatory authority which is binding upon the Company.

An. A-5

(h) To pay the required Commission filing fees relating to the Senior Notes within the time required by Rule 456(b)(1) under the Act and otherwise in accordance with Rules 456(b) and 457(r) under the Act.

(i) To prepare a final term sheet in a form approved by the Selling Securityholder and to file such term sheet pursuant to Rule 433(d)(5)(ii) under the Act within the time required by such Rule. Any such final term sheet shall be an Issuer Free Writing Prospectus.

(j) Without the prior consent of the Selling Securityholder, not to make any offer relating to the Senior Notes that would constitute a “free writing prospectus” as defined in Rule 405 under the Act (a “Free Writing Prospectus”). The Company shall comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending. The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company shall give prompt notice thereof to the Selling Securityholder and, if requested by the Selling Securityholder, shall prepare and furnish without charge to the Selling Securityholder an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that the agreement in this Section 2(j) shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by the Selling Securityholder expressly for use therein.

(k) To pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Senior Notes under the Act and all other expenses (excluding the fees incurred by any counsel for the Selling Securityholder) in connection with the preparation, printing, reproduction and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Selling Securityholder; (ii) the cost of printing or producing the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Senior Notes; (iii) all expenses in connection with the qualification of the Senior Notes for offering and sale under state securities laws as provided in Section 2(d) hereof, including the fees and disbursements of counsel for the Selling Securityholder in connection with such qualification and in connection with the Blue Sky survey; (iv) the cost of preparing the Senior Notes; (v) any fees charged by rating agencies for the rating of the Senior Notes; (vi) the fees and expenses of the Senior Notes Trustee and any agent of the Senior Notes Trustee and the fees and disbursement of counsel for the Senior Notes Trustee in connection with the Senior Notes Indenture and the Senior Notes; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 2(k). It is understood, however, that, except as provided in this Section 2(k) and Section 5 hereof, the Selling Securityholder shall pay all of its own costs and expenses, including the fees of any of its counsel, transfer taxes on resale of any of the Senior Notes by it, and any advertising expenses connected with any offers they may make.

An. A-6

3. Conditions to the Resale of the Senior Notes.

The resale of the Senior Notes pursuant to this Annex A shall be subject, in the discretion of the Selling Securityholder, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the date of the Public Offering Notice, as of the date of the effectiveness of any amendment to the Registration Statement filed, and the Resale Closing Date, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 2(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act, including any Free Writing Prospectus listed on Schedule I to this Annex A, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with, or is being complied with, to the reasonable satisfaction of the Selling Securityholder; the Financial Industry Regulatory Authority, Inc. (“FINRA”) shall have raised no objection to the fairness and reasonableness of this Annex A.

(b) (i) The Company shall have furnished to the Selling Securityholder a letter, dated the Resale Closing Date, of Arlie R. Nogay, Chief Securities Counsel for the Company, in the form attached hereto as Exhibit A to this Annex A.

(ii) Sullivan & Cromwell LLP, as special tax counsel to the Company, shall have furnished to the Selling Securityholder an opinion, dated the Resale Closing Date, in the form attached hereto as Exhibit B to this Annex A.

(c) The Company shall have furnished to the Selling Securityholder a certificate of the Company, signed by any Senior Vice President or Executive Vice President of the Company, dated the Resale Closing Date, in the form attached as Exhibit B to the Senior Notes Purchase Agreement.

(d) On each of the date of the Public Offer Notice and the Resale Closing Date, KPMG LLP shall have furnished to the Selling Securityholder a letter, dated the respective dates of delivery thereof, in the form attached hereto as Exhibit C to this Annex A, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(e) (i) Neither the Company nor the Significant Subsidiary shall have sustained since the date of the latest audited financial statements of the Company included or incorporated by reference in the Pricing Disclosure Package any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or

An. A-7

contemplated in the Pricing Disclosure Package; and (ii) since the respective dates as of which information is given in the Pricing Disclosure Package, there shall not have been any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and the Significant Subsidiary taken as a whole, in any such case described in clause (i) or (ii), otherwise than as set forth or contemplated in the Pricing Disclosure Package or the effect of which is in the judgment of the Selling Securityholder after consultation with the Company (to the extent practicable) so material and adverse as to make it impracticable or inadvisable to proceed with the marketing and resale of the Senior Notes on the terms and in the manner contemplated in the Prospectus. For purposes of this Section 3(e), the “Significant Subsidiary” shall mean The Bank of New York Mellon.

4. Reimbursement of Selling Securityholder’s Expenses. If the resale of the Senior Notes provided for herein is not consummated because any condition to the obligations of the Selling Securityholder set forth in Section 3 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will reimburse the Selling Securityholder upon demand for all out-of-pocket expenses, including reasonable fees and disbursements of counsel, reasonably incurred by the Selling Securityholder in connection with the proposed resale of the Senior Notes, but the Company shall then be under no further liability to the Selling Securityholder except as provided in Section 5 hereof.

5. Indemnification and Contribution.

(a) The Company shall indemnify and hold harmless the Selling Securityholder against any losses, claims, damages or liabilities, joint or several, to which the Selling Securityholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Selling Securityholder for any legal or other expenses reasonably incurred by the Selling Securityholder in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Selling Securityholder expressly for use therein. For purposes of this Section 5 and Sections 1 and 2 herein, (i) the names of the Selling Securityholders and (ii) the statements set forth in the sixth paragraph under the caption “Plan of Distribution” in the Preliminary Prospectus, the Pricing Prospectus and the Prospectus constitute the only information furnished by or on behalf of the Selling Securityholder to the Company expressly for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) The Selling Securityholder shall indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject,

An. A-8

under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Pricing Disclosure Package or the Prospectus or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Selling Securityholder expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred. This indemnity agreement will be in addition to any liability which the Selling Securityholder may otherwise have.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability except to the extent that it has been prejudiced in any material respect by such failure or from any liability that it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Selling Securityholder on the other from the offering of the Senior Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c)

An. A-9

above and such indemnifying party was prejudiced in a material respect by such failure, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits referred to in the immediately preceding sentence but also the relative fault of the Company on the one hand and the Selling Securityholder on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Selling Securityholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Selling Securityholder on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this subsection (d), the Selling Securityholder shall not be required to contribute any amount in excess of the difference between the aggregate proceeds from the sale of the Senior Notes sold by it and the purchase price paid by such Selling Securityholder for the Junior Notes tendered in exchange for such Senior Notes in accordance with Section 1 of the Senior Notes Purchase Agreement. The Company and the Selling Securityholder agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Selling Securityholder shall not be required to contribute any amount in excess of the amount by which the total public offering price at which the Senior Notes offered by it and distributed to the public were offered to the public exceeds the amount of any damages which the Selling Securityholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Company under this Section 5 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Selling Securityholder within the meaning of the Act; and the obligations of the Selling Securityholder, under this Section 5 shall be in addition to any liability that the Selling Securityholder may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

6. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Selling Securityholder, as set forth herein or made by them pursuant hereto, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Selling Securityholder or any controlling person of the Selling Securityholder, or the Company, or any officer or director or controlling person of the Company, and shall survive the resale of the Senior Notes. The provisions of Sections 4 and 5 hereof shall survive the termination or cancellation of this Annex A.

7. Parties to Agreement. This Annex A shall be binding upon, and inure solely to the benefit of, the Selling Securityholder, the Company and, to the extent provided in Sections 5

An. A-10

and 6 hereof, the officers and directors of the Company and each person who controls the Company or the Selling Securityholder, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Annex. No purchaser of any of the Senior Notes from the Selling Securityholder shall be deemed a successor or assign by reason merely of such purchase.

8. Business Day. As used herein, the term “SEC business day” shall mean any day when the Commission’s office in Washington, D.C. is normally open for business, and the term “business day” shall mean any day other than a Saturday, Sunday, legal holiday or other day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

9. Selling Securityholder Representations and Agreements.

In the event that the offer or sale of the Senior Notes by the Selling Securityholder in a jurisdiction requires any action on the part of the Company in or with respect to such jurisdiction, the Selling Securityholder represents and agrees that it will (i) inform the Company that the Company is required to take such action prior to the time such action is required to be taken, and (ii) cooperate with and assist the Company in complying with such requirements. The Selling Securityholder agrees that it will, to the best of its knowledge and belief, comply with all applicable securities laws and regulations in force in any jurisdiction in which it purchases, offers, sells or delivers the Senior Notes or possesses or distributes the Prospectus, any Free Writing Prospectus or any other offering material relating to the Senior Notes, and will obtain any required consent, approval or permission for its purchase, offer, sale or delivery of the Senior Notes under the laws and regulations in force in any jurisdiction to which it is subject or in which it makes any such purchases, offers, sales or deliveries. In particular, the Selling Securityholder acknowledges, represents and agrees as set forth in the eleventh through eighteenth paragraphs inclusive of the section entitled “Plan of Distribution” beginning on page S-15 of the Prospectus. Further, the Selling Securityholder represents and agrees that, without the prior consent of the Company, it has not made and will not make any offer relating to the Senior Notes that would constitute a Free Writing Prospectus; any such Free Writing Prospectus the use of which has been consented to by the Company is listed on Schedule I to this Annex A.

An. A-11

SCHEDULE I TO ANNEX A

Free Writing Prospectuses Included in Pricing Disclosure Package

Final Term Sheet dated May 10, 2012.

(An. A) Sch.-1